EXHIBIT 32.1

LUDUSON G INC.

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Luduson G Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Man Fai CHENG, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Man Fai CHENG
Man Fai CHENG Chief Executive Officer (Principal Executive Officer)

Date:  March 28, 2024